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                                                                    Exhibit 10.1

                              DEVLIEG-BULLARD, INC.
                                One Gorham Island
                               Westport, CT 06880


                          REGISTRATION RIGHTS AGREEMENT

                                                 Dated as of:  February 27, 1997


To:  CoreStates Bank, N.A.
     Centre Square West, 11th Floor
     1500 Market Street
     Philadelphia, Pennsylvania  19101

Ladies and Gentlemen:

     This Registration Rights Agreement ("this Agreement"), dated as of February 27, 1997, is among (a) DeVlieg-Bullard, Inc. a Delaware corporation (together with its successors and assigns, the "Company"), (b) Charles E. Bradley, an individual residing in the State of Connecticut ("Bradley"), (c) Stanwich Oil & Gas, Inc., a Delaware corporation ("Pledgor") and (d) CoreStates Bank, N.A., a national banking association (the "Bank").

     Reference is made to promissory notes dated September 20, 1996 (the "Notes") in the principal amounts of $4,000,000, $3,000,000 and $500,000 made by Bradley in favor of the Bank. To secure Bradley's obligations under the Notes, Pledgor has pledged to the Bank 2,000,000 shares (those shares and any other shares of the Company's common stock hereafter pledged to the Bank by Bradley being referred to as the "Pledged Shares") of the common stock of the Company (the "DBI Common Stock") pursuant to a Collateral Pledge and Assignment Agreement dated September 20, 1996 (the "Pledge Agreement").

     To induce the Bank to make the loan evidenced by the Notes, Bradley and Pledgor agreed to (i) cause the Company to provide to the Bank the registration rights contemplated hereby, and (ii) enter into this Agreement for purposes of ss.6 and ss.7 hereof, and to perform their obligations thereunder.

     In order to provide for an orderly sale of the Pledged Shares upon the occurrence of any Registration Event, the Company is willing to enter into this Agreement and to provide to the Bank the registration rights contemplated hereby, all on the terms and subject to the conditions set forth herein.

     In consideration of these premises and of the mutual covenants, agreements and obligations herein set forth, and


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intending to be legally bound hereby, the parties agree as follows:

     ss.1. Definitions. As used in this Agreement, the following terms have the following respective meanings:

     "Agreement" means this letter of agreement.

     "Commission" means the Securities and Exchange Commission.

     "DBI Common Stock" has the meaning specified for such term in the introductory paragraphs hereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

     "Holder" means the Bank and any Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with ss.17 hereof.

     "Person" means any individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Pledge Agreement" has the meaning specified for such term in the introductory paragraphs hereto.

     "Pledged Shares" has the meaning specified for such term in the introductory paragraph hereto.

     "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

     "Registrable Securities" means, collectively, (a) the Pledged Shares, (b) all shares of capital stock or other securities into which or for which any such shares of DBI Common Stock shall have been converted or exchanged pursuant to any Reorganization involving the Company or its stockholders, and (c) all shares of capital stock issued with respect to the foregoing pursuant to any stock split or stock dividend. The term "Registrable Securities" shall not include any shares of DBI Common Stock or other securities released from pledge by the Bank to Pledgor (or his designee).

     "Registration Event" means any Event of Default under the Notes.




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     "Registration Request" has the meaning specified for such term in ss.3 hereof.

     "Registration Statement" has the meaning specified for such term in ss.3 hereof.

     "Reorganization" means, with respect to any person, any merger, share exchange, recapitalization or other corporate reorganization involving such person or its stockholders, as such.

     "Rule 144" means Rule 144 issued by the Commission under the Securities Act, or any successor rule.

     "Securities Act" means the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

     "Senior Registration Agreement" has the meaning specified for such term in ss.2 hereof.

     "underwritten registration" or "underwritten offering" refers to any registration in which securities are sold or are to be sold pursuant to a firm commitment underwriting.

     ss.2. Subordination. The obligations of the Company under this Agreement and the rights of any Holder under this Agreement are subordinate and subject to the exercise of any rights granted to the parties to that certain Registration Agreement (such Registration Agreement as amended from time to time the "Senior Registration Agreement") made as of May 25, 1994 among the Company, Allied Investment Corporation, Allied Investment Corporation II and Allied Capital Corporation II, all Maryland corporations (collectively, "Allied"), Banc One Capital Partners Corporation, a Texas corporation ("Banc One") and PNC Capital Corp., a Delaware corporation ("PNC"), as amended by the First Amendment to Registration Agreement dated as of October 23, 1995 among the Company, Allied, Banc One, PNC, Bradley and John G. Poole.

     ss.3. Registration. As promptly as practicable upon receipt of a written request (a "Registration Request") from Holders of a majority of Registrable Securities following the occurrence and during the continuance of any Registration Event, the Company shall file and use its best efforts to cause to be declared effective a "shelf" registration statement pursuant to Rule 415 (or any successor rule) under the Securities Act, on any appropriate registration form adopted under the Securities Act, for the sale of all the Registrable Securities in accordance with the intended method or methods of distribution set forth therein ("Registration Statement"), provided that the Holders may make only one Registration Request during the term of the Senior



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Registration Agreement. Except as otherwise set forth below, the Company will use its best efforts to cause the Registration Statement to be continuously effective for a period of six (6) months from the effective date of the Registration Statement or such shorter period terminating upon (a) the sale of all Registrable Securities pursuant to the Registration Statement, or (b) in the case of an underwritten public offering, the distribution by the underwriter of all the Registrable Securities (such period being referred to herein as the "Effective Period").

     The Holders of a majority of Registrable Securities who have requested registration shall determine (in the notice requesting registration contemplated by this ss.3) the method of distribution of the Registrable Securities pursuant to the Registration Statement. If the offering pursuant to the Registration Statement shall be underwritten, such Holders shall select the investment banker(s) and managing underwriter(s) to administer the offering, subject to the consent of the Company which shall not be unreasonably withheld.

     Notwithstanding any provisions herein to the contrary, the Company shall not be required to file a Registration Statement if the Holders may sell all of their Registrable Securities in any three (3) month period in accordance with Rule 144.

     ss.4. Restrictions on Sales of Registrable Securities.

           (a) Blackout Period. The Company shall be entitled to (i) postpone the filing or effectiveness of the Registration Statement, or (ii) if effective, elect that the Registration Statement not be usable and require the Holders to suspend sales pursuant to the prospectus contained therein, for a reasonable period of time (a "Blackout Period") if the Company determines in good faith that the registration and distribution of Registrable Securities (or the use of the Registration Statement or related prospectus) would interfere with any pending material acquisition, material corporate reorganization or any other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof. The Company shall promptly give the Holders written notice of such determination, containing a general statement of the reasons for such postponement or restriction on use and the length of the anticipated delay. No single Blackout Period may exceed six (6) months.

           (b) Holdback Agreements.

           (i) Each Holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of DBI Common Stock or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period



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beginning on the effective date of any underwritten registration in which
Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

           (ii) The Company agrees (A) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (B) to use its best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     ss.5. Registration Procedures. The Company, when required by ss.3 above but subject to the provisions of ss.2, will use its best efforts in good faith to effect promptly the registration of all Registrable Securities under the Securities Act pursuant to the Registration Statement, and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

           (a) prepare and file with the Commission the Registration Statement, and use its best efforts in good faith to cause the Registration Statement to become and remain effective as provided herein;

           (b) prepare and file with the Commission such amendments to the Registration Statement and supplements to the prospectus included in such Registration Statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement or as may be necessary to keep the Registration Statement effective and current during the Effective Period;

           (c) furnish to each Holder of Registrable Securities such number of copies of the Registration Statement, each



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amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as any such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities held by such Holder;

           (d) enter into such customary agreements (including, if applicable, underwriting agreements) and take all such other action in connection therewith as the Holders of a majority of Registrable Securities reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

           (e) use its best efforts in good faith to register and qualify the Registrable Securities covered by the Registration Statement under such securities or Blue Sky laws of such jurisdictions as any Holder or underwriter shall reasonably require and do any and all such other acts and things as may be reasonably necessary or advisable to enable such Holder or underwriter to consummate the disposition in such jurisdictions of the Registrable Securities held by such Holder or underwriter; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject;

           (f) furnish to each Holder and to the underwriters for such Holder, if such Holder so requests in connection with an underwritten offering, signed counterparts, addressed to the Holder and to such underwriters, of (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities; and

           (g) afford access, upon reasonable notice and during normal business hours, to any Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, to all historical financial and other records and other pertinent information and corporate documents and properties of any of the Company and its subsidiaries and affiliates, as shall be reasonably necessary to



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enable them to exercise their due diligence responsibility with respect to the
Registration Statement.

     ss.6. Cooperation by Holders, etc.

           (a) Each Holder will furnish to the Company in writing such information as the Company may reasonably require from such Holder in connection with the Company's preparation of the Registration Statement.

           (b) The failure of any Holder to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any Holders who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

           (c) The Holders will not (until further notice) effect sales of Registrable Securities after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update the Registration Statement or prospectus. If the Company so notifies the Holders, it will promptly comply with its obligations under ss.5(b) by amending the Registration Statement, supplementing the related prospectus, or both. The Effective Period shall be extended by a period of days equal to the period such suspension is in effect.

           (d) At the end of the Effective Period, the Holders shall discontinue sales or other distributions of shares pursuant to the Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities which remain unsold, and the Holders shall notify the Company of the number of Registrable Securities which remain unsold promptly after receipt of such notice from the Company.

     ss.7. Registration Expenses. All costs and expenses incurred or sustained by the Company or any Holder in connection with or arising out of the registration required by ss.3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and the Holders, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "comfort" letters required by or incident to such registration), and fees, commissions and disbursements of brokers and




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underwriters (including underwriters' liability insurance if the underwriters so require), all reasonable fees and expenses of special experts retained by the Company or any Holder at their own initiative or at the request of the managing underwriters in connection with such registration, fees and expenses of all (if any) other persons retained by the Company or any Holder in connection with such registration, and all other costs and expenses incurred by the Company or any Holder in connection with such registration (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne by Bradley and Pledgor, and will be paid by Bradley and Pledgor promptly upon receipt by Bradley and Pledgor of invoices therefor. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed. Bradley's and Pledgor's failure or refusal to pay all or any portion of the Registration Expenses shall not affect the Company's obligations to the Holders under this Agreement.

     ss.8. Indemnification.

           (a) Indemnification by Bradley. Bradley will indemnify each Holder, the officers, directors, partners and affiliates of such Holder, each person who controls (within the meaning of the Securities Act) such Holder and each underwriter of the securities so registered, against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and Bradley will reimburse each such Holder, officer, director, partner, controlling person, and underwriter for any legal fees and expenses, and any other expenses, reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that Bradley will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, officer, director, partner,



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affiliate, controlling person, or underwriter and stated to be exclusively and specifically for use therein.

           (b) Indemnification by Each Holder. Each Holder and each underwriter of the securities so registered, will indemnify each other Holder, the Company and their respective officers, directors, partners and affiliates, and each person, if any, who controls any thereof (within the meaning of the Securities
Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal fees and expenses, and any other expenses, reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph
(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in any instrument duly executed by such Holder or underwriter and stated by such Holder or underwriter to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto. The maximum liability under this paragraph
(b) of each Holder shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities pursuant to the Registration Statement.

           (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this ss.8 (the "indemnified party") shall give notice to the party required to provide indemnification pursuant to this ss.8 (the "indemnifying party") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and provided further, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to and are inconsistent with those available to the indemnifying party, or that such claim or



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litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this ss.8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this ss.8; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this ss.8 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged (or the indemnification liability of such indemnifying party hereunder would be increased) solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The reimbursement required by this ss.8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

       ss.9. Rule 144 Requirements. The Company will make every effort in good faith to make publicly available and available to the Holders, pursuant to Rule 144, such information as shall be necessary to enable the holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any Holder, upon request made by such Holder at any time, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Holder, upon receipt from such Holder of
(a) an opinion of counsel reasonably acceptable to the Company that any restrictive legend which relates to the registration provisions of the Securities Act may be removed, (b) a certificate certifying (i) that such Holder currently intends to transfer such Registrable Securities, (ii) that such Holder has held such Registrable Securities for a period of not less than three (3) consecutive years within the meaning of Rule 144(d) or any successor rule (or such lesser period as may be required by Rule 144 (or successor rule) upon any amendment to Rule 144 or any adoption of any successor rule), and
(iii) if applicable, that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, remove from the stock certificates representing such Registrable


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Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

     ss.10. No Inconsistent Agreements. With the exception of the Senior Registration Agreement, the Company will not, at any time after the effective date of this Agreement, enter into any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to the Holders pursuant to this Agreement.

     ss.11. Registrable Securities Held by the Company. Whenever the consent, approval or notice of Holders is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by Holders pursuant to and in compliance with any of the terms of this Agreement.

     ss.12. Notices.

            (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in person or duly sent by registered mail, postage prepaid, return receipt requested, or by telecopier, or by overnight air courier guaranteeing next day delivery, or sent addressed to any party at the address specified below or at such other address as may hereafter be designated in writing by the addressee to the addresser:

                  If to the Company:        DeVlieg-Bullard, Inc.
                                            One Gorham Island
                                            Westport, CT 06880
                                            Attention:  President

                  with a copy to:           J. Page Davidson, Esq.
                                            Bass, Berry & Sims PLC
                                            2700 First American Center
                                            Nashville, TN  37238

                  If to Bradley             Mr. Charles E. Bradley
                  or Pledgor:               c/o Stanwich Partners, Inc.
                                            62 Southfield Avenue
                                            One Stamford Landing
                                            Stamford, CT  069O2

                  with a copy to:           Scott A. Junkin, P.C.
                                            62 Southfield Avenue
                                            One Stamford Landing
                                            Stamford, CT  06902




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                  If to the Bank:          CoreStates Bank, N.A.
                                           Centre Square West, 11th Floor
                                           1500 Market Street
                                           Philadelphia, Pennsylvania  19101
                                           Attention:  Gerald D. Quill,
                                                       Senior Vice President

                  with a copy to:          Michael B. Jordan, Esq.
                                           Drinker Biddle & Reath
                                           PNB Building, 11th Floor
                                           1345 Chestnut Street
                                           Philadelphia, PA  19107-3496

            (b) Any notice or other communication shall be deemed given at the time delivered, if personally delivered or delivered by telecopier; four (4) business days after being deposited in the mail, postage prepaid, if mailed by first class mail; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     ss.13. Governing Law. This Agreement shall be construed in accordance with and governed by the internal substantive laws of Delaware.

     ss.14. Amendments and Waivers.

            (a) Except as otherwise provided by paragraph (b) of this ss.14, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company and Bradley shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive, in writing, the consent, approval, or vote of the Holders of at least a majority of all Registrable Securities.

           (b) Any action taken pursuant to and in compliance with paragraph
(a) of this ss.14 shall be binding upon the Company, Bradley and all Holders of Registrable Securities, including all of such Holders who shall have failed or refused to give a written consent or approval for such action.

     ss.15. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

     ss.16. Termination. This Agreement shall terminate in its entirety and be of no further force or effect upon the seventh anniversary of the date of this Agreement, provided that



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Bradley's and Pledgor's obligations under ss.ss.7 and 8 hereof shall survive any such termination.

     ss.17. Successors and Assigns; Transfer of Registration Rights. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for express assignment, subsequent Holders of Registrable Securities. Provided that the Company is given written notice by the Bank (or a transferee thereof, as the case may be) at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the registration rights under this Agreement may be transferred by the Bank, provided that such transfer or assignment relates to at least 50,000 shares of DBI Common Stock or securities and provided further that the transferee or assignee agrees in writing to be bound by the terms of this Agreement.

     ss.18. Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

     If you are in agreement with the foregoing, please sign the enclosed counterpart of this Agreement and return such counterpart to the undersigned.

                                            Very truly yours,

                                            DEVLIEG-BULLARD, INC.


                                            By: /s/ W. O. Thomas
                                               ------------------------
                                            Title:  President
                                                  ---------------------


     The foregoing is hereby accepted and agreed to by the undersigned Holder on and as of the date first set forth above.

CORESTATES BANK, N.A.


By:  /s/ Gerald D. Quill
   ----------------------------
         Gerald D. Quill,
         Senior Vice President



                       [Signatures continue on next page]



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                           [Signature page continued]


     The undersigned hereby accept and agree to be bound by and to perform all of the obligations of the undersigned set forth in ss.6 and ss.7 of the foregoing Agreement in accordance with the terms thereof.


                                             /s/ Charles E. Bradley
                                            -------------------------------
                                                 Charles E. Bradley


                                            STANWICH OIL & GAS, INC.


                                            By: /s/ Charles E. Bradley
                                               ----------------------------

                                            Title:  President
                                                  -------------------------


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